SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Science and Technology Fund
The following disclosure is added under the “PRINCIPAL INVESTMENT STRATEGIES” heading contained within the summary section and under the “PRINCIPAL INVESTMENT STRATEGIES” heading within the “FUND DETAILS” section of the fund's prospectus.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use options contracts to manage risk relative to the fund’s benchmark and for active positioning.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
The following disclosure is added under the “MAIN RISKS” heading of the summary section of the fund's prospectus.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
The sub-section “OTHER INVESTMENT STRATEGIES” in the “FUND DETAILS” section of the fund’s prospectus is hereby deleted.

Please Retain This Supplement for Future Reference
September 22, 2023
PROSTKR23-90